EXHIBIT 10.1

Broker-Dealer Agreement

This Broker-Dealer Agreement (this “Agreement”) is entered into by and among iCap Vault 1, LLC, a Delaware limited liability company (“iCap Vault 1”), Vault Holding 1, LLC, a Delaware limited liability company (“Vault Holding 1”), and Cobalt Capital, Inc., a Florida corporation (the “Broker-Dealer”), effective June 30, 2020 (the “Effective Date”), regarding the offering and sale (the “Offering”) by iCap Vault 1 of up to $500,000,000 of Senior Secured Demand Notes (the “Notes”) issued by iCap Vault 1, as guaranteed by Vault Holding 1, LLC (“Guarantee”; and together with Notes, collectively, referred to herein as the “Securities”) pursuant to that certain Registration Statement on Form S-11 (the “Registration Statement”) filed by iCap Vault 1 and Vault Holding 1 (collectively, the “Issuer”) with the Securities and Exchange Commission. Capitalized terms used herein and not otherwise defined herein shall have the same meaning as set forth in the Registration Statement, of which the prospectus (the “Prospectus”) forms a part.

1. Appointment of the Broker-Dealer.

1.1 On the basis of the representations, warranties, and covenants herein contained, but subject to the terms and conditions herein set forth, the Broker-Dealer is hereby appointed serve as the broker-dealer of record for the Issuer in the Territory as defined in Section 1.3 pursuant to: (i)  the Securities Act of 1933, as amended (the “Securities Act”) and (ii) applicable state blue sky laws. The Broker-Dealer will perform the services listed on Exhibit A attached hereto and made a part hereof, in connection with the Offering (the “Services”). The Broker-Dealer agrees to provide the Services during the period commencing on the date the Registration Statement is deemed effective by the Securities and Exchange Commission and by the applicable state regulatory agencies and continuing until the earlier of (x) the time as all of the Securities have been sold, (y) the Registration Statement ceases to be effective with the Securities and Exchange Commission, or (z) this Agreement has been terminated pursuant to the terms hereof (the “Offering Period”). For the avoidance of doubt, until the date of the commencement of the Offering Period, the Issuer hereby agrees that no sales of the Securities shall occur in the Territory.

1.2 Subject to the performance by the Issuer of all the obligations to be performed hereunder and to the completeness and accuracy of all the Issuer’s representations and warranties contained herein, the Broker-Dealer hereby accepts such agency and agrees to the terms and conditions herein set forth.

1.3 For purposes of this Agreement, the “Territory” is defined as the following states: Texas, Florida, Arizona, Virginia, Utah, Maryland, Oklahoma, Nebraska, Delaware, West Virginia, and Montana.

2. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Broker-Dealer that:

2.1 The Issuer has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, has all requisite power and authority to enter into this Agreement, and has all requisite power and authority to conduct its business as described in the Registration Statement and the Prospectus.

2.2 No defaults exist in the due performance or observance of any material obligation, term, covenant, or condition of any agreement or instrument to which the Issuer is a party or by which it is bound.

2.3 Subject to Section 3.3, the Registration Statement, which the Prospectus forms a part of, does not include, nor will it include, any untrue statement of a material fact nor does it or will it omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.4 No consent, approval, authorization, or other order of any governmental authority is required in connection with the execution or delivery by the Issuer of this Agreement or the issuance and sale by the Issuer of the Securities, except such as may be required under the Securities Act or applicable state securities laws and all regulations promulgated under any of the foregoing.

2.5 At the time of the issuance of the Securities, the Securities will have been duly authorized and validly issued and will conform to the description thereof contained in the Registration Statement, which the Prospectus forms a part of.

2.6 The representations and warranties made in this Section 2 are made as of the date hereof and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue or is incorrect, the Issuer will immediately notify the Broker-Dealer in writing of the fact which makes the representation or warranty untrue or incorrect.

3. Covenants of the Issuer. The Issuer agrees that:

3.1 The Issuer will deliver to the Broker-Dealer such numbers of copies of the Prospectus and any amendment or supplement thereto, with all appendices thereto, as the Broker-Dealer may reasonably request for the purposes contemplated by federal and applicable state securities laws. The Issuer also will deliver to the Broker-Dealer such number of copies of any printed sales literature or other materials prepared by or on behalf of the Issuer as the Broker-Dealer may reasonably request in connection with the Offering. In the event that the Issuer provides any copies of the Prospectus to any party, the Issuer shall promptly provide to the Broker-Dealer the number identifying the copy of the Prospectus provided to such party.

3.2 The Issuer will comply with all requirements imposed upon it by the rules and regulations of the Securities and Exchange Commission, and by all applicable state securities laws and regulations, to permit the continuance of offers and sales of the Securities, in accordance with the provisions of this Agreement and in the Prospectus, and will amend or supplement the Prospectus in order to make the Prospectus comply with the requirements of federal and applicable state securities laws and regulations.

3.3 If at any time any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or, in view of the circumstances under which it was made, omit to state any material fact necessary to make the statements therein not misleading, the Issuer will notify the Broker-Dealer thereof, effect the preparation of an amendment or supplement to the Prospectus which will correct such statement or omission to the reasonable satisfaction of the Broker-Dealer, and deliver to the Broker-Dealer as many copies of such amendment or supplement to the Prospectus as the Broker-Dealer may reasonably request.

3.4 The Issuer will apply the net proceeds from the Offering received by it in the manner set forth in the Prospectus. Furthermore, Issuer shall not sell any Securities to investors residing in the Territory unless Cobalt receives and approves a third-party due diligence report for the Offering.

3.5 The Issuer shall not make any written or oral representations or statements to investors that contradict or are inconsistent with the statements made in the Prospectus, as amended or supplemented.

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3.6 The Issuer shall at all times (i) comply with all reasonable requests of the Broker-Dealer that are necessary for compliance with all applicable federal and state securities laws and regulations; (ii) maintain its compliance with all applicable federal and state securities laws and regulations, except to the extent where the failure to do so will not have a material adverse effect; and (iii) pay all related fees and expenses (including any FINRA fees), in each case that are necessary or appropriate to perform the respective obligations of the Issuer or the Broker-Dealer under this Agreement. The Issuer shall comply with and adhere to all applicable policies and procedures of the Broker-Dealer, provided to the Issuer prior to the execution of this Agreement, except where the failure to do so will not materially and adversely effect the Broker-Dealer or the Issuer.

3.7 The Issuer shall be responsible for supervising the activities and training of its respective employees, agents, and independent contractors.

3.8 The Issuer agrees to promptly notify the Broker-Dealer concerning any material communications from any body or authority with jurisdiction over the activities being undertaken pursuant to this Agreement in connection with the Offering, or the performance of the obligations set forth herein, unless notification is expressly prohibited by such body or authority.

3.9 Subject to the Broker-Dealer’s actions and the actions of others in connection with the Offering, the Issuer will comply with all requirements imposed upon it by applicable federal and state securities laws. Upon request, the Issuer will furnish to the Broker-Dealer a copy of such papers filed by the Issuer in connection with any such registration or exemption, as applicable.

3.10 During the Offering Period, the Issuer will deliver to the Broker-Dealer a copy of any report, documents, materials, or information provided to investors in the Offering by the Issuer or any other party, at the time that such reports, documents, materials, or information are furnished to the holders of the Securities, and such other information concerning the Issuer, as may reasonably be requested.

4. Duties and Obligations of the Broker-Dealer.

4.1 The Broker-Dealer shall perform the Services listed on Exhibit A attached hereto. For the avoidance of doubt, in no event shall any investor in the Offering be considered a client or customer of the Broker-Dealer. No investor shall have an account of any type at the Broker-Dealer, nor shall any investor be solicited by the Broker-Dealer. In its role as broker of record, the Broker-Dealer shall have no discretion as to the acceptance or rejection of any investment.

4.2 The Broker-Dealer shall comply with all applicable federal and state securities laws and regulations applicable to and in connection with the Offering and Broker-Dealer’s designation as a broker of record in each of the states in the Territory.

4.3 The Broker-Dealer shall be responsible for supervising the activities and training of its respective employees, agents, and independent contractors.

4.4 The Broker-Dealer agrees to promptly notify the Issuer concerning any material communications from any body or authority with jurisdiction over the activities being undertaken pursuant to this Agreement in connection with the Offering, or the performance of the obligations set forth herein, unless notification is expressly prohibited by such body or authority.

4.5 Broker-Dealer shall maintain all licenses necessary to perform the Services hereunder and shall timely file all filings, if applicable, under each state in which it serves as broker-dealer of record. Issuer agrees to maintain good standing with Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Securities and Exchange Commission and to immediately notify Issuer of any matter that may cause it to undergo disciplinary action or which would result in a default or violation of any requirement under any regulatory body.

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4.6 The Broker-Dealer (i) will make no representations with respect to the quality of any investment opportunity; (ii) will not act in any discretionary manner with or towards any investor that purchases Securities; and (iii) is not acting as an investment adviser, will not provide investment advice and will not recommend securities transactions and display any data or other information about an investment opportunity, and will not provide a recommendation as to the appropriateness, suitability, legality, validity, or profitability of any transaction.

5. Representations and Warranties of the Broker-Dealer. The Broker-Dealer represents and warrants that:

5.1 The Broker-Dealer is a duly organized Florida corporation in good standing and has all requisite power and authority to enter into this Agreement.

5.2 This Agreement, when executed by the Broker-Dealer, will have been duly authorized and will be a valid and binding agreement of the Broker-Dealer, enforceable in accordance with its terms.

5.3 The consummation of the transactions contemplated herein and those contemplated by the Prospectus will not result in a breach or violation of any order, rule, or regulation directed to the Broker-Dealer by any court, FINRA, or any federal or state regulatory body or administrative agency having jurisdiction over the Broker-Dealer or its affiliates.

5.4 The Broker-Dealer is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a member in good standing with FINRA, and a broker or dealer duly registered as a broker-dealer in each state within the Territory. The Broker-Dealer will comply with all applicable laws, regulations, requirements, and rules of the Securities Act, the Exchange Act, applicable state law, and FINRA. The Broker-Dealer has all required licenses and permits.

5.5 This Agreement, or any supplement or amendment hereto, may be filed by the Issuer with the Securities and Exchange Commission or FINRA, if such filing should be required, and may be filed with, and may be subject to the approval of any applicable federal and applicable state securities regulatory agencies, if required.

5.6 The Broker-Dealer has established and implemented anti-money-laundering compliance programs, in accordance with FINRA Rule 3310 and Section 352 of the Money Laundering Abatement Act and Section 326 of the Patriot Act of 2001.

5.7 The representations and warranties made in this Section 5 are and shall be continuing representations and warranties throughout the Offering Period. In the event that any of these representations or warranties becomes untrue, the Broker-Dealer will immediately notify the Issuer in writing of the fact which makes the representation or warranty untrue.

6. Compensation. As compensation for the Services rendered by the Broker-Dealer under this Agreement, the Broker-Dealer will be entitled to receive from the Issuer a monthly fee equal to three thousand five hundred dollars ($3,500) during the Offering Period. Except as provided in this Agreement, all other expenses incurred by the Broker-Dealer in the performance of the Broker-Dealer’s obligations hereunder, including, but not limited to, expenses related to the Offering of the Securities and any attorneys’ fees, shall be at the Broker-Dealer’s sole cost and expense, and the foregoing shall apply notwithstanding the fact that the Offering is not consummated for any reason. The monthly fee shall commence on the commencement of the Offering Period and shall be pro-rated for the first month. All payments shall be paid in accordance with an invoice submitted by Broker-Dealer and due by the 15th day of the following month.

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7. Offering. The Offering of the Securities shall be at the offering price, which equals the 100% of the principal amount per Security, and upon the terms and conditions set forth in the Prospectus, as the same may be amended by the Issuer subject to the terms herein, and the exhibits and appendices thereto and any amendments or supplements thereto.

8. Indemnification by the Issuer.

8.1 Subject to the conditions set forth below, the Issuer, with respect to the Offering, agrees to indemnify and hold harmless the Broker-Dealer and its owners, managers, members, partners, directors, officers, employees, agents, attorneys, and accountants (the “BD Parties”) against any and all loss, liability, claim, damage, and expense whatsoever (“Loss”) arising out of, based upon, or relating in any manner, directly or indirectly, to the Broker-Dealer rendering the Services in accordance with this Agreement, including any negligent act or conduct by Broker-Dealer in rendering the Services.. Additionally, the Issuer agrees to reimburse the Broker-Dealer immediately for any and all expenses, including, without limitation, attorney fees, incurred by the Broker-Dealer in connection with investigating, preparing to defend or defending, or otherwise being involved in, and any lawsuits, claims, or other proceedings arising out of or in connection with or relating in any manner, directly or indirectly, to the rendering of any Services by the Broker-Dealer in accordance with the Agreement (as defendant, nonparty, or in any other capacity other than as a plaintiff, including, without limitation, as a party in an interpleader action); provided, however, that in the event a determination is made by a court of competent jurisdiction that the losses, claims, damages, or liability arose solely out of the Broker-Dealer’s breach of this Agreement, sole negligence, gross negligence, willful misconduct, dishonesty, fraud, or any violation of any applicable law, regulation, or rule, the Broker-Dealer will remit to the Issuer any amounts for which it had been reimbursed under this paragraph.

8.2 If any action is brought against any of the BD Parties in respect of which indemnity may be sought hereunder, the Broker-Dealer shall promptly notify the Issuer in writing of the institution of such action, and the Issuer shall assume the defense of such action; provided, however, that the failure to notify the Issuer shall not affect the provisions in this Section 8 except to the extent such failure to notify the Issuer has a material and adverse effect on the defense of such claims. The affected BD Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Issuer’s expense, provided, that the Issuer will not be obligated to pay for legal fees and expenses for more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions.

8.3 The Issuer agrees to promptly notify the Broker-Dealer of the commencement of any litigation or proceedings against the Issuer or any of its managers, members, partners, officers, directors, employees, agents, attorneys, accountants, and affiliates in connection with the offering, sale, and issuance of the Securities, the Registration Statement, the Prospectus, or any other matter affecting or related to any of the foregoing.

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8.4 The indemnity provided to the Broker-Dealer pursuant to this Section 8 shall not apply to the extent that any Loss is caused by:

8.4.1 any untrue statement, or alleged untrue statement, of material fact regarding the Broker-Dealer or any agent of the Broker-Dealer made in reliance upon and in conformity with written information furnished to the Issuer by the Broker-Dealer or any agent of the Broker-Dealer specifically for use in the preparation of the Registration Statement, of which the Prospectus is a part (or any amendment or supplement thereto) or any sales literature, to the extent applicable, or any omission, or alleged omission, of a material fact regarding the Broker-Dealer or any agent of the Broker-Dealer required to be disclosed by the Broker-Dealer or any agent of the Broker-Dealer, of which omission or alleged omission the Broker-Dealer or its agents had actual knowledge, or

8.4.2 the breach by the Broker-Dealer of its representations, warranties, or obligations in this Agreement.

9. Indemnification by the Broker-Dealer.

9.1 Subject to the conditions set forth below, the Broker-Dealer agrees to indemnify and hold harmless the Issuer and its respective owners, managers, members, partners, directors, officers, employees, agents, attorneys, and accountants (the “Issuer Parties”), against any and all Loss arising out of or based upon:

9.1.1 The Broker-Dealer’s failure to comply with any of the applicable provisions of the Securities Act, the Exchange Act, the applicable requirements and rules of FINRA, or any applicable state laws or regulations other than any failure that directly or indirectly results from the acts or omissions of the Issuer; or

9.1.2 The breach by the Broker-Dealer of any term, condition, representation, warranty, or covenant in this Agreement.

9.2 If any action is brought against any of the Issuer Parties in respect of which indemnity may be sought hereunder, the Issuer Parties, shall promptly notify the Broker-Dealer in writing of the institution of such action, and the Broker-Dealer shall assume the defense of such action; provided, however, that the failure to notify the Broker-Dealer shall not affect the provisions in this Section 9 except to the extent such failure to notify the Broker-Dealer has a material and adverse effect on the defense of such claims. The affected Issuer Parties shall have the right to employ counsel in any such case. The reasonable fees and expenses of such counsel shall be at the Issuer’s expense.

9.3 The Broker-Dealer agrees to promptly notify the Issuer of the commencement of any litigation or proceedings against the Broker-Dealer or any of its managers, members, partners, officers, directors, employees, agents, attorneys, accountants, and affiliates in connection with the Offering.

9.4 The indemnity provided to the Issuer pursuant to this Section 9 shall not apply to the extent that any Loss arises out of or is based upon:

9.4.1 any untrue statement or alleged untrue statement of material fact made by the Issuer or any agent of the Issuer (other than the Broker-Dealer), or any omission or alleged omission of a material fact required to be disclosed by the Issuer or any agent of the Issuer (other than the Broker-Dealer); or

9.4.2 the breach by the Issuer of its representations, warranties, or obligations in this Agreement.

10. Reserved.

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11. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided pursuant to Sections 8 and 9 is for any reason held to be unavailable from the Issuer, the Broker-Dealer or, as the case may be, the Issuer and the Broker-Dealer, the parties shall contribute to the aggregate Loss (including any amount paid in settlement of any action, suit, or proceeding or any claims asserted) in such amounts as a court of competent jurisdiction may determine (or in the case of settlement, in such amounts as may be agreed upon by the parties) in such proportion to reflect the relative fault of the Issuer on the one hand and the Broker-Dealer on the other hand and their respective owners, managers, members, trustees, partners, directors, officers, employees, agents, attorneys, and accountants in connection with the events described in Sections 8 and 9, as the case may be, which resulted in such Loss, as well as any other equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand and the Broker-Dealer on the other hand and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such omission or statement. The parties and any person who controls the Broker-Dealer shall also have rights to contribution under this Section 11. Notwithstanding the provisions of this Section 11, the Broker-Dealer shall not be required to contribute any amount by which the total amount of compensation paid to them pursuant to Section 6 above exceeds the amount of any damages that the Broker-Dealer would have been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

12. Compliance. All actions, direct or indirect, by the Broker-Dealer and its agents, members, employees, and affiliates, shall conform to (i) requirements applicable to broker-dealers under federal and applicable state securities laws, rules, and regulations and (ii) applicable requirements and rules of FINRA.

13. Privacy Act. To protect Customer Information (as defined below) and to comply as may be necessary with the requirements of the Gramm-Leach-Bliley Act, the relevant state and federal regulations pursuant thereto and state privacy laws, the parties wish to include the confidentiality and non-disclosure obligations set forth herein.

13.1 “Customer Information” means any information contained on a customer’s application or other form and all nonpublic personal information about a customer that a party receives from the other party. Customer Information shall include, but not be limited to, name, address, telephone number, social security number, health information, and personal financial information (which may include consumer account number).

13.2 The parties understand and acknowledge that they may be financial institutions subject to applicable federal and state customer and consumer privacy laws and regulations, including Title V of the Gramm-Leach-Bliley Act (15 U.S.C. 6801, et seq.) and regulations promulgated thereunder (collectively, the “Privacy Laws”), and any Customer Information that one party receives from the other party is received with limitations on its use and disclosure. The parties agree that they are prohibited from using the Customer Information received from the other party other than (i) as required by law, regulation, or rule or (ii) to carry out the purposes for which one party discloses Customer Information to the other party pursuant to this Agreement, as permitted under the use in the ordinary course of business exception to the Privacy Laws.

13.3 The parties shall establish and maintain safeguards against the unauthorized access, destruction, loss, or alteration of Customer Information in their control which are no less rigorous than those maintained by a party for its own information of a similar nature. In the event of any improper disclosure of any Customer Information, the party responsible for the disclosure will immediately notify the other party.

13.4 The provisions of this Section 13 shall survive the termination of this Agreement.

14. Representations and Agreements to Survive Sale and Payment. Except as the context otherwise requires, all representations, warranties, and agreements contained in this Agreement shall be deemed to be representations, warranties, and agreements through the Offering Period, and such representations, warranties, and agreements by the Broker-Dealer or the Issuer, including the indemnity agreements contained in Sections 8 and 9 and the contribution agreements contained in Section 11 shall remain operative and in full force and effect regardless of any investigation made by the Broker-Dealer, the Issuer, and/or any controlling person, and shall survive the sale of, and payment for, the Securities.

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15. Costs of the Offering. Except for the compensation payable to the Broker-Dealer and the allowances and reimbursements described in Section 6, which are the sole obligations of the Issuer or its affiliates, the Broker-Dealer will pay all of its own costs and expenses, including, but not limited to, all expenses necessary for the Broker-Dealer to remain in compliance with any applicable federal, state, or FINRA laws, rules, or regulations in order to participate in the Offering as a broker-dealer, and the fees and costs of the Broker-Dealer’s counsel. The Issuer agrees to pay all other expenses incident to the Offering or the performance of its or the Broker-Dealer’s obligations hereunder, including all expenses incident to filings with federal and state regulatory authorities related to the Offering and to the exemption of the Securities under federal and state securities laws, including fees and disbursements of the Issuer’s counsel, all costs of reproduction and distribution of the Prospectus and any amendment or supplement thereto, and travel expenses of the Broker-Dealer and its employees and representatives related to the Offering.

16. Termination. This Agreement is terminable by any party for any reason whatsoever or for no reason at any time upon 30 days’ written notice to the other party. Such termination shall not affect the indemnification agreements set forth in Sections 8 and 9 or the Issuer’s obligations to pay the compensation set forth in Section 6 and other amounts due to the Broker-Dealer or any obligations arising prior to such termination.

17. Governing Law. This Agreement shall be governed by, subject to and construed in accordance with, the laws of the State of Delaware without regard to conflict of law provisions.

18. Venue. Any action relating to or arising out of this Agreement shall be brought only in a court of competent jurisdiction located in King County, Washington.

19. Severability. If any portion of this Agreement shall be held invalid or inoperative, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and operative and (ii) effect shall be given to the intent manifested by the portion held invalid or inoperative.

20. Counterparts. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed to be an original, and together which shall constitute one and the same instrument.

21. Modification or Amendment. This Agreement may not be modified or amended except by written agreement executed by the parties hereto.

22. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, (i) if sent to the Broker-Dealer, shall be mailed or delivered to Cobalt Capital, Inc., 600 Wilkinson Street, Suite 300, Orlando, Florida 32803 Attention: Ben Schick, or (ii) if sent to the Issuer, shall be mailed or delivered to iCap Vault 1, LLC, 3535 Factoria Blvd. SE, Suite 500, Bellevue, Washington 98006 Attention: Investor Relations Department. The notice shall be deemed to be received on the date of its actual receipt or refusal of delivery by the party to which it is addressed.

23. Parties. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the parties referred to in Sections 8, 9, and 11, their respective successors, legal representatives, heirs, and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy, or claim under, in respect of, or by virtue of, this Agreement or any provision herein contained.

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24. Delay. Neither the failure nor any delay on the part of any party to this Agreement to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall a waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any subsequent occurrence.

25. Recovery of Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding (and any additional proceeding for the enforcement of a judgment) in addition to any other relief to which it or they may be entitled.

26. Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.

27. Confirmation. The Issuer agrees to confirm all orders for purchase of Securities in the Territory that are accepted by the Issuer and provide such confirmation to the Broker-Dealer. To the extent practicable and permitted by law, all such confirmations may be provided electronically.

28. Due Diligence. The Issuer will deliver such information regarding the Issuer, its business, and the Offering as the Broker-Dealer may request from time to time (the “Due Diligence Information”), to be delivered to the Broker-Dealer (or its agents performing due diligence) in connection with its due diligence review of the Offering. All Due Diligence Information received by the Broker-Dealer in connection with its due diligence review of the Offering are confidential and shall be maintained as confidential and not disclosed by the Broker-Dealer except to its employees, agents, representatives, advisors, and legal counsel, and otherwise to the extent such information is disclosed in the Registration Statement, of which the Prospectus is a part.

[Signatures on Following Page]

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IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

ISSUER:

iCap Vault 1, LLC, a Delaware limited liability company

By:	iCap Vault Management, LLC, a Delaware limited liability company, its manager

By:	/s/ Chris Christensen
Name:	Chris Christensen
Title:	CEO

Vault Holding 1, LLC, a Delaware limited liability company

By:	iCap Vault Management, LLC, a Delaware limited liability company, its manager

By:	/s/ Chris Christensen
Name:	Chris Christensen
Title:	CEO

BROKER-DEALER:

Cobalt Capital, Inc., a Florida corporation

By:	/s/ Benjamin Schick
Name:	Benjamin Schick
Title:	President

Commission checks to be sent to:

Cobalt Inc.

600 Wilkinson Street, Suite 300

Orlando, Florida 32803

Attn: Ben Schick

EXHIBIT A

Services

Broker-Dealer agrees to be named as a broker-dealer of record in each state within the Territory in connection with the Offering and, in connection therewith, shall only be required to perform such duties as are expressly required by the law and regulations of such states applicable to broker-dealers of record.